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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 26, 2000
                          ----------------------------
                        (Date of Earliest Event Reported)



                           BioTransplant Incorporated
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             (Exact name of Registrant as Specified in its Charter)


         DELAWARE                     0-28324                     04-3119555
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(State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)          Identification No.)



 Building 75, Third Avenue, Charlestown Navy Yard, Charlestown, MA     02129
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        (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (617) 241-5200



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           (Former Name or Former Address if Changed Since Last Report)

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ITEM 5:  OTHER EVENTS

         On September 26, 2000, BioTransplant Incorporated issued a press release announcing that it had entered into an arrangement with Novartis Pharma AG to combine their respective expertise in the field of xenotransplantation into a new independent company. A copy of the press release is attached hereto as Exhibit 99.1. See "Item 7 - Financial Statements and Exhibits."

ITEM 7:        FINANCIAL STATEMENTS AND EXHIBITS

                  (c)   Exhibits

                        Exhibit 99.1 -- Press Release dated September 26, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




October 10, 2000                        BIOTRANSPLANT INCORPORATED


                                        /s/ Richard V. Capasso
                                        ---------------------------------------
                                        Richard V. Capasso
                                        Vice President of Finance & Treasurer

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                                  EXHIBIT INDEX

     NUMBER                          DESCRIPTION
     99.1                            Press release dated September 26 , 2000